Exhibit 10.3

REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

THIS REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this “Agreement”), dated as of May 19, 2022, is made and entered into by and among, (i) Comera Life Sciences Holdings, Inc., a Delaware corporation (the “Company”), (ii) OTR Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”); (iii) certain holders of securities of OTR Acquisition Corp. designated as Sponsor Equityholders on Schedule A hereto (collectively, the “Sponsor Equityholders”); and (iv) the equityholders designated as Comera Equityholders on Schedule B hereto (collectively, the “Comera Equityholders” and, together with the Sponsor, Sponsor Equityholders and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 6.2 of this Agreement, the “Holders” and each individually a “Holder”).

RECITALS

WHEREAS, OTR Acquisition Corp. (“OTR”) and Sponsor are parties to that certain Registration Rights Agreement dated as of November 17, 2020 (the “OTR Prior Agreement”) pursuant to which the Sponsor and its permitted transferee have certain registration rights with respect to its shares of OTR common stock;

WHEREAS, Comera Life Sciences, Inc., a Delaware corporation (“Comera”) and certain Comera Equityholders are party to that certain Amended and Restated Investors’ Rights Agreement dated as of May 26, 2021 (the “Comera Prior Agreement”) pursuant to which, among other things, the Comera Equityholders have certain registration rights with respect to their shares of Comera common stock;

WHEREAS, OTR, the Company, CLS Sub Merger 1 Corp., a Delaware corporation (“Mergers Sub 1”), CLS Sub Merger 2 Corp., a Delaware corporation (“Mergers Sub 2”) and Comera, are party to that certain Business Combination Agreement, dated as of January __, 2022 (the “Business Combination Agreement”), pursuant to which, Mergers Sub 1 will merge (the “Company Mergers”) with and into Comera with Comera surviving the Mergers as a wholly owned subsidiary of the Company and Mergers Sub 2 will merge with and into OTR with OTR surviving the Mergers as a wholly owned subsidiary of the Company (the “SPAC Mergers” and together with the Company Mergers, the “Mergers”);

WHEREAS, the Comera Equityholders are receiving shares of common stock, par value $0.0001 per share of the Company (the “Company Common Stock”) on or about the date hereof, pursuant to the Business Combination Agreement (the “Business Combination Shares”);

WHEREAS, pursuant to the terms of the Business Combination Agreement, the 2,611,838 outstanding shares of the Class B common stock, par value $0.0001 per share of OTR held by the Sponsor ( the “Founder Shares”) will first be converted into an equal number of shares Class A common stock, par value $0.0001 per share of OTR and, at the effective time of the merger with Mergers Sub 2, will be converted into an equal number of shares of Company Common Stock (the “Converted Founder Shares”);

WHEREAS, pursuant to Section 5.5 of the OTR Prior Agreement, the provisions, covenants or conditions set forth therein may be amended or modified upon the written consent of the Company and the Holders, and Sponsor is the sole Holder under the OTR Prior Agreement;

WHEREAS, pursuant to Section 6.6 of the Comera Prior Agreement, the Comera Prior Agreement may be amended with the written consent of Comera and the holders of at least a majority of the Registrable Securities (as defined in the Comera Prior Agreement, the “Comera Registrable Securities”) then outstanding, and the Comera Equityholders hold in the aggregate at least a majority in interest of the Comera Registrable Securities as of the date hereof; and

WHEREAS, in connection with the consummation of the Mergers, the parties to the Prior Agreements desire to amend and restate the Prior Agreements in their entirety as set forth herein, and the parties hereto desire to enter into this Agreement pursuant to which the Company shall grant certain Holders certain registration rights with respect to the Registrable Securities (as defined below) on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or Chief Financial Officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Block Trade” shall mean an offering and/or sale of Registrable Securities by any Holder on a block trade, underwritten or other coordinated basis (whether firm commitment or otherwise) without substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction.

“Board” shall mean the Board of Directors of the Company.

“Business Combination” shall have the meaning given in the Recitals hereto.

“Commission” shall mean the Securities and Exchange Commission.

“Company Common Stock” shall have the meaning given in the Recitals hereto.

“Closing” shall have the meaning given in the Business Combination Agreement.

“Company” shall have the meaning given in the Preamble and includes the Company’s successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

“Demanding Holder” shall have the meaning given in Section 2.1.3.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form S-1 Shelf” shall have the meaning given in Section 2.1.1.

“Form S-3 Shelf” shall have the meaning given in Section 2.1.1.

“Founder Shares” shall have the meaning given in the Recitals hereto.

“Holders” shall have the meaning given in the Preamble for so long as such person or entity holds any Registrable Securities.

“Lock-up Period” shall have the meaning given in Section 4.1 hereto.

“Maximum Number of Securities” shall have the meaning given in Section 2.1.4.

“Minimum Takedown Threshold” has the meaning given in Section 2.1.3.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the light of the circumstances under which they were made) not misleading.

“Permitted Transferees” shall have the meaning given in Section 4.2.

“Piggyback Registration” shall have the meaning given in Section 2.2.1.

“Prior Agreements” shall mean, collectively the OTR Prior Agreement and the Comera Prior Agreement.

“Private Placement Warrants” shall mean the 5,817,757 warrants to purchase shares of Company Common Stock at a per share price of $11.50.

“Pro Rata” shall have the meaning given in Section 2.1.4.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (i) any outstanding shares of Company Common Stock held by a Holder immediately following the Closing, (ii) the Private Placement Warrants, any Working Capital Warrants and any shares of Company Common Stock that may be acquired by Holders upon the exercise of the Private Placement Warrants or the Working Capital Warrants, (iii) any other equity security of the Company (and any equity securities issued or issuable upon the exercise or conversion of such equity securities) held by a Holder immediately following the Closing, and (iv) any other equity security of the Company or any of its subsidiaries issued or issuable with respect to any securities referenced in clause (i), (ii) or (iii) above by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization or similar transaction; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (but with no volume or other restrictions or limitations); or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration, including any related Shelf Takedowns, effected by preparing and filing a registration statement, Prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Company Common Stock is then listed;

(B) fees and expenses of compliance with securities or blue-sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Company;

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(F) in an Underwritten Offering, reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of the Demanding Holders.

“Registration Statement” shall mean any registration statement filed by the Company with the Commission (other than a Registration Statement on Form S-4 or Form S-8, or their successors) that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“SEC Guidance” has the meaning given in Section 2.1.6.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf” shall mean the Form S-1 Shelf, the Form S-3 Shelf or any subsequent Shelf Registration.

“Shelf Registration” shall mean a registration of securities pursuant to a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect)

“Sponsor” shall have the meaning given in the Recitals hereto.

“Subsequent Shelf Registration” shall have the meaning given in Section 2.1.2.

“Transfer” shall mean the (i) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (ii) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii).

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Demand Offering” has the meaning given in Section 2.1.3.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Underwritten Shelf Takedown” shall have the meaning given to in Section 2.1.3.

“Working Capital Warrants” shall mean any warrants issued in payment for working capital loans from the Sponsor to the Company.

ARTICLE II

REGISTRATIONS

Section 2.1 Shelf Registration.

2.1.1 Filing. The Company shall as soon as reasonably practicable, but in any event within thirty (30) days after the Closing Date, file with the Commission a Registration Statement for a Shelf Registration on Form S-1 (the “Form S-1 Shelf”) covering, subject to Section 3.5, the public resale of all of the Registrable Securities owned by (i) the Sponsor, (ii) the Sponsor Equityholders and (iii) the Comera Equityholders listed on Schedule C hereto (the “Eligible Comera Equityholders” and together with the Sponsor and the Sponsor Equityholders, the “Eligible Holders”) (determined as of two business days prior to such filing) on a delayed or continuous basis and shall use its commercially reasonable efforts to cause such Form S-1 Shelf to be declared effective as soon as practicable after the filing thereof, but in no event later than the earlier of (i) the 60th calendar day (or the 90th calendar day if the Commission notifies the Company that it will “review” the Registration Statement) following the Closing Date and (ii) the 10th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review. Such Form S-1 Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Eligible Holder named therein. The Company shall maintain a Shelf in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Following the filing of a Form S-1 Shelf, the Company shall use its commercially reasonable efforts to convert the Form S-1 Shelf (and any Subsequent Shelf Registration) to a Registration Statement on Form S-3 (the “Form S-3 Shelf”) as soon as reasonably practicable after the Company is eligible to use Form S-3. As soon as practicable following the effective date of a Registration Statement filed pursuant to this Section 2.1.1 but in any event within one (1) business day of such date, the Company shall notify the Eligible Holders of the effectiveness of such Registration Statement. The Company’s obligation under this Section 2.1.1 shall, for the avoidance of doubt be subject to Section 3.4 hereto.

2.1.2 Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 3.4, use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration”) registering the resale of all Registrable Securities (determined as of two business days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Eligible Holder named therein. If a Subsequent Shelf Registration is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the Company is a well-known seasoned issuer (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Shelf Registration continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf Registration shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration shall be on another appropriate form. The Company’s obligation under this Section 2.1.2 shall, for the avoidance of doubt be subject to Section 3.4 hereto.

2.1.3 Requests for Underwritten Shelf Takedowns. Following the expiration of the Lock-Up Period, (A) At any time and from time to time when an effective Shelf is on file with the Commission, (i) Holders of at least a majority in interest of the then outstanding number of Registrable Securities held collectively by the Sponsor and Sponsor Equityholders (the “Demanding Sponsor Holders”) (ii) Holders of at least a majority in interest of the then outstanding number of Registrable Securities held collectively by the Eligible Comera Equityholders (the “Demanding Comera Holders” and together with the Demanding Sponsor Equityholders, the “Demanding Holders” and each, a “Demanding Holder”) may request to sell all or any portion of its Registrable Securities in an Underwritten Offering or other coordinated offering that is registered pursuant to the Shelf (each, an “Underwritten Shelf Takedown”) and (B) to the extent the Company is not eligible to use a Registration Statement on Form S-3 after twelve months after the date of this Agreement, the Demanding Holders may require the Company file a Registration on Form S-1 to effect an Underwritten Offering of all or any portion of its Registrable Securities (“Underwritten Demand Offering”); provided in each case that the Company shall only be obligated to effect an Underwritten

Offering if such offering shall include Registrable Securities proposed to be sold by the Demanding Holder(s) with a total offering price reasonably expected to exceed, in the aggregate, $30 million or (y) all remaining Registrable Securities held by the Demanding Holder (the “Minimum Takedown Threshold”). All requests for Underwritten Shelf Takedowns or Underwritten Demand Offerings shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Offering. Subject to Section 2.3.4, the Demanding Holders shall have the right to select the Underwriters for such offering (which shall consist of one or more reputable nationally recognized investment banks), subject to the Company’s prior approval (which shall not be unreasonably withheld, conditioned or delayed). The Eligible Comera Equityholders, on the one hand, and the Sponsor and Sponsor Equityholders, on the other hand, may each demand not more than two (2) Underwritten Offerings pursuant to this Section 2.1.3 in any 12-month period. Notwithstanding anything to the contrary in this Agreement, the Company may effect any Underwritten Offering pursuant to any then effective Registration Statement, including a Form S-3, that is then available for such offering.

2.1.4 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Shelf Takedown or Underwritten Demand Offering, in good faith, advises the Company and the Demanding Holders in writing that the dollar amount or number of Registrable Securities that the Demanding Holders desire to sell, taken together with all other Company Common Stock or other equity securities that the Company desires to sell and the Company Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders (pro rata based on the respective number of Registrable Securities that each Demanding Holder has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Demanding Holders have requested be included in such Underwritten Registration (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Eligible Holders (Pro Rata, based on the respective number of Registrable Securities that each Eligible Holder has so requested) exercising their rights to register their Registrable Securities pursuant to Section 2.2.1 hereof, without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Company Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Company Common Stock or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.1.5 Withdrawal. Prior to the pricing of an Underwritten Shelf Takedown or Underwritten Demand Offering, a majority-in-interest of the Demanding Holders initiating such Underwritten Offering, pursuant to a Registration under Section 2.1.1 shall have the right to withdraw from a Registration pursuant to such Shelf Takedown for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw provided that the Demanding Comera Equityholder or Demanding Sponsor Equityholder may elect to have the Company continue an Underwritten Offering if the Minimum Takedown Threshold would still be satisfied by the Registrable Securities proposed to be sold in the Underwritten Offering by the Demanding Comera Equityholders and the Demanding Sponsor Equityholders. If withdrawn, a demand for an Underwritten Offering shall constitute a demand for an Underwritten Offering for purposes of Section 2.1.4, unless either (i) the Demanding Holder has not previously withdrawn any Underwritten Offering or (ii) the Demanding Holder reimburses the Company for all Registration Expenses with respect to such Underwritten Offering; provided that, if an Eligible Comera Equityholder or the Sponsor or a Sponsor Equityholder elects to continue an Underwritten Offering pursuant to the proviso in the immediately preceding sentence, such Underwritten Offering shall instead count as an Underwritten Offering demanded by the Eligible Comera Equityholders or the Sponsor and the Sponsor Equityholders, as applicable, for purposes of Section 2.1.4. Following the receipt of any Withdrawal Notice, the Company shall promptly forward such Withdrawal Notice to any other Eligible Holders that had elected to participate in such Shelf Takedown. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Shelf Takedown prior to its withdrawal under this Section 2.1.5, other than if a Demanding Holder elects to pay such Registration Expenses pursuant to clause (ii) of the second sentence of this Section 2.1.5.

2.1.6 Notwithstanding the registration obligations set forth in this Section 2.1, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Eligible Holders thereof and use its commercially reasonable efforts to file amendments to the Shelf Registration as required by the Commission and/or (ii) withdraw the Shelf Registration and file a new registration statement (a “New Registration Statement”), on Form S-3, or if Form S-3 is not then available to the Company for such registration statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”), including without limitation, the Manual of Publicly Available Telephone Interpretations D.29. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used commercially reasonable efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Eligible Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Eligible Holders, subject to a determination by the Commission that certain Eligible Holders must be reduced first based on the number of Registrable Securities held by such Eligible Holders. In the event the Company amends the Shelf Registration or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Shelf Registration, as amended, or the New Registration Statement.

2.1.7 Effective Registration. Notwithstanding the provisions of Section 2.1.3 or Section 2.1.4 above or any other part of this Agreement, a Registration shall not count as a Registration unless and until (i) the Registration Statement has been declared effective by the Commission and (ii) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, further, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders initiating such Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Company in writing, but in no event later than five (5) days, of such election; provided, further, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to an Underwritten Demand Registration becomes effective or is subsequently terminated.

2.2 Piggyback Registration.

2.2.1 Piggyback Rights. Subject to Section 2.3.3, if, at any time on or after the date the Company consummates a Business Combination, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company including, without limitation, pursuant to Section 2.1 hereof), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company, (iv) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act) or (v) for a dividend reinvestment plan, then the Company shall give written notice of such proposed filing to all of the Eligible Holders of Registrable

Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Eligible Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Eligible Holders may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Eligible Holders pursuant to this Section 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Eligible Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company.

2.2.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Eligible Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of the Company Common Stock that the Company desires to sell, taken together with (i) the Company Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Eligible Holders of Registrable Securities hereunder (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (iii) the Company Common Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:

(a) If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, the Company Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Eligible Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1 hereof, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Company Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities;

(b) If the Registration is pursuant to a request by persons or entities other than the Eligible Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, the Company Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Eligible Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Eligible Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, Pro Rata based on the number of Registrable Securities that each Eligible Holder has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Eligible Holders have requested to be included in such Underwritten Registration, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Company Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the Company Common Stock or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

2.2.3 Piggyback Registration Withdrawal. Any Eligible Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such

Piggyback Registration. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.2.3.

2.2.4 Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to an Underwritten Shelf Takedown or Underwritten Demand Offering effected under Section 2.1 hereof.

2.3 Block Trades.

2.3.1 Notwithstanding the foregoing, following the expiration of the Lock-Up Period, at any time and from time to time, when an effective Shelf is on file with the Commission and effective, if a Demanding Holder wishes to engage in a Block Trade, with a total offering price reasonably expected to exceed, in the aggregate, either (x) $75 million or (y) all remaining Registrable Securities held by the Demanding Holder, then notwithstanding the time periods provided for in Section 2.1.4, such Demanding Holder need only to notify the Company of the Block Trade at least five (5) business days prior to the day such offering is to commence and the Company shall as expeditiously as possible use its commercially reasonable efforts to facilitate such Block Trade; provided that the Demanding Holders representing a majority of the Registrable Securities wishing to engage in the Block Trade shall use commercially reasonable efforts to work with the Company and any Underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Block Trade.

2.3.2 Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade, a majority-in-interest of the Demanding Holders initiating such Block Trade shall have the right to submit a Withdrawal Notice to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Block Trade provided that any other Demanding Holder(s) may elect to have the Company continue a Block Trade if the Minimum Block Threshold would still be satisfied by the Registrable Securities proposed to be sold in the Block Trade by the Demanding Holder(s). Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a block trade prior to its withdrawal under this Section 2.3.2.

2.3.3 Notwithstanding anything to the contrary in this Agreement, Section 2.2 hereof shall not apply to a Block Trade initiated by a Demanding Holder pursuant to this Agreement.

2.3.4 The Demanding Holder in a Block Trade shall have the right to select the Underwriters for such Block Trade (which shall consist of one or more reputable nationally recognized investment banks).

2.4 Restrictions on Registration Rights. If (A) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company initiated Registration and provided that the Company has delivered written notice to the Eligible Holders prior to receipt of a demand for an Underwritten Shelf Takedown or Underwritten Demand Offering pursuant to Section 2.1.1 and it continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to become effective; (B) the Eligible Holders have requested an Underwritten Registration and the Company and the Eligible Holders are unable to obtain the commitment of underwriters to firmly underwrite the offer; or (C) in the good faith judgment of the Board such Registration would be seriously detrimental to the Company and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case the Company shall furnish to such Eligible Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board it would be seriously detrimental to the Company for such Registration Statement to be filed in the near future and that it is therefore essential to defer the filing of such Registration Statement. In such event, the Company shall have the right to defer such filing for a period of not more than thirty (30) days; provided, however, that the Company shall not defer its obligation in this manner more than once in any 12-month period.

ARTICLE III

COMPANY PROCEDURES

3.1 General Procedures. If at any time on or after the date the Company consummates a Business Combination the Company is required to effect the Registration of Registrable Securities, the Company shall use its best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

3.1.1 prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by any Eligible Holder or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3 prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and each Eligible Holder of Registrable Securities included in such Registration, and each such Eligible Holder’s legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and each Eligible Holder of Registrable Securities included in such Registration or the legal counsel for any such Eligible Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Eligible Holders;

3.1.4 prior to any public offering of Registrable Securities, use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as any Eligible Holder of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Eligible Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities and its counsel, including, without limitation, providing copies promptly upon receipt of any comment letters received with respect to any such Registration Statement or Prospectus;

3.1.9 notify the Eligible Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10 permit a representative of the Eligible Holders (such representative to be selected by a majority of the participating Eligible Holders), the Underwriters, if any, and any attorney or accountant retained by such Eligible Holders or Underwriter to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information; and provided further, the Company may not include the name of any Eligible Holder or Underwriter or any information regarding any Eligible Holder or Underwriter in any Registration Statement or Prospectus, any amendment or supplement to such Registration Statement or Prospectus, any document that is to be incorporated by reference into such Registration Statement or Prospectus, or any response to any comment letter, without the prior written consent of such Eligible Holder or Underwriter and providing each such Eligible Holder or Underwriter a reasonable amount of time to review and comment on such applicable document, which comments the Company shall include unless contrary to applicable law;

3.1.11 obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Registration which the participating Eligible Holders may rely on, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Eligible Holders;

3.1.12 on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Eligible Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Eligible Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority in interest of the participating Eligible Holders;

3.1.13 in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

3.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.15 if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $50,000,000, use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and

3.1.16 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Eligible Holders, in connection with such Registration.

3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Eligible Holders that the Eligible Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Eligible Holders.

3.3 Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.4 Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Eligible Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Eligible Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than thirty (30) days, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Eligible Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Eligible Holders of the expiration of any period during which it exercised its rights under this Section 3.4 and, upon the expiration of such period, the Eligible Holders shall be entitled to resume the use of any such Prospectus in connection with any sale or offer to sell Registrable Securities.

3.5 Reporting Obligations. As long as any Eligible Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Eligible Holders with true and complete copies of all such filings. The Company further covenants that it shall take such further action as any Eligible Holder may reasonably request, all to the extent required from time to time to enable such Eligible Holder to sell shares of the Company Common Stock held by such Eligible Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions. Upon the request of any Eligible Holder, the Company shall deliver to such Eligible Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

ARTICLE IV

LOCK-UP

4.1 Lock-up.

4.1.1 Except as permitted by Section 4.1.2 and Section 4.2, for a period of one year from the date hereof, (i) neither the Sponsor nor any Sponsor Equityholder shall Transfer any Converted Founder Shares (the “Sponsor Lock-Up Shares”) and (ii) none of the Comera Equityholders shall Transfer any shares of Company Common Stock beneficially owned or owned of record by such Holder immediately following the Closing (the “Comera Lock-Up Shares” and together with the Sponsor Lock-Up Shares, the “Lock-Up Shares”), in each case until the date that is the earlier of (x) one year from the date hereof; (y) the date on which the closing price of the Company Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and similar transactions) for any 20 trading days within any 30-trading period commencing 150 days after the Closing or (z) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Company Common Stock for cash, securities or other property (the “Lock-up Period”).

4.1.2. Notwithstanding Section 4.1.1, in the event that $25 million or more remains in the trust account established by OTR containing the proceeds of its initial public offering, for any Comera Equityholder owning less than 4% of the outstanding shares of Company Common Stock as of immediately after the Closing, with respect to 50% of the shares of Company Common Stock owned by such Holder immediately following the Closing, the Lock-up Period will end on the date that is 180 days after the Closing.

4.2 Exceptions. The provisions of Section 4.1 shall not apply to (each a “Permitted Transfer” and the transferee thereof, a “Permitted Transferee”):

4.2.1 transactions relating to shares of Company Common Stock or Warrants acquired in open market transactions;

4.2.2 Transfers of shares of Company Common Stock or any security convertible into or exercisable or exchangeable for Company Common Stock as a bona fide gift;

4.2.3 Transfers of shares of Company Common Stock or any security convertible into or exercisable or exchangeable for Company Common Stock to a trust, or other entity formed for estate planning purposes for the primary benefit of the spouse, domestic partner, parent, sibling, child or grandchild of a Holder or any other person with whom a Holder has a relationship by blood, marriage or adoption not more remote than first cousin;

4.2.4 Transfers by will or intestate succession or the laws of descent upon the death of a Holder;

4.2.5 the Transfer of shares of Company Common Stock or any security convertible into or exercisable or exchangeable for Company Common Stock pursuant to a qualified domestic order or in connection with a divorce settlement;

4.2.6 if a Holder is a corporation, partnership (whether general, limited or otherwise), limited liability company, trust or other business entity, (i) Transfers to another corporation, partnership, limited liability company, trust or other business entity that controls, is controlled by or is under common control or management with a Holder (including, for the avoidance of doubt, where such Holder is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (ii) as part of a distribution, transfer or other disposition of shares of Company Common Stock to partners, limited liability company members or stockholders of a Holder;

4.2.7 Transfers to the Company’s or the Holder’s officers, directors, consultants or their affiliates;

4.2.8 Transfers to the Sponsor’s officers or directors, any affiliates or family members of any of the Sponsor’s officers or directors, any members of the Sponsor, or any affiliates of the Sponsor;

4.2.9 pledges of shares of Company Common Stock or other Registrable Securities as security or collateral in connection with any borrowing or the incurrence of any indebtedness by any Holder (provided such borrowing or incurrence of indebtedness is secured by a portfolio of assets or equity interests issued by multiple issuers) and any pledgee agrees to be subject to the Lock-Up;

4.2.10 Transfers by any member of the Sponsor to any other member of the Sponsor or such other member’s Permitted Transferees; and

4.2.11 the establishment of a trading plan pursuant to Rule 10b5-1 promulgated under the Exchange Act, provided that such plan does not provide for the Transfer of Lock-Up Shares during the Lock-Up Period provided, that in the case of any transfer or distribution pursuant to sections 4.2.2 through 4.2.10, each donee, distributee or other transferee shall agree in writing, in form and substance reasonably satisfactory to the Company, to be bound by the provisions of this Agreement.

ARTICLE V

INDEMNIFICATION AND CONTRIBUTION

5.1 Indemnification.

5.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

5.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

5.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (plus local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

5.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

5.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE VI

MISCELLANEOUS

6.1 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: Comera Life Sciences, Inc., 12 Gill Street, Suite 4650, Woburn, MA 01801 (Attn: Jeffrey Hackman; Email: jhackman@comerals.com), and, if to any Holder, at such Holder’s address or contact information as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1.

6.2 Assignment; No Third Party Beneficiaries.

6.2.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

6.2.2 Prior to the expiration of the Lock-up Period, no Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Registrable Securities by such Holder to a Permitted Transferee but only if such Permitted Transferee agrees to become bound by the transfer restrictions set forth in this Agreement.

6.2.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

6.2.4 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.

6.2.5 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

6.3 Counterparts. This Agreement may be executed in multiple counterparts (including facsimile, PDF and electronic signature counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

6.4 Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (I) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

6.5 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

6.6 Other Registration Rights. The Company represents and warrants that no person, other than an Eligible Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail. This Agreement supersedes the Prior Agreements.

6.7 Term. This Agreement shall terminate upon the earlier of (i) the fifth (5th ) anniversary of the date of this Agreement or (ii) the date as of which all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) provided that the rights of any Eligible Holder under Article II and III hereunder shall terminate when the Eligible Holder is permitted to sell the Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale. The provisions of Section 3.5 and Article IV shall survive any termination.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:
COMERA LIFE SCIENCE HOLDINGS, a Delaware corporation

By:	/s/ Jeffrey Hackman
Name: Jeffrey Hackman
Title: Chief Executive Officer

HOLDER:
OTR ACQUISITION SPONSOR LLC, a Delaware limited liability company

By:	/s/ Nicholas J. Singer
Name: Nicholas J. Singer
Title: Managing Member

ENTITY:

PHOENIX VENTURE PARTNERS LP,

By:	/s/ Zachariah Jonasson
Name: Zachariah Jonasson
Title: Principal

INDIVIDUAL:

/s/ Zachariah Jonasson
Name: Zachariah Jonasson

ENTITY:

THE SOANE FAMILY TRUST,

By:	/s/ David Soane
Name: David Soane
Title: Trustee

ENTITY:

ALEXANDER V. SOANE 2019 IRREVOCABLE TRUST DATED JUNE 7, 2019

By:	/s/ Zoya Soane
Name: Zoya Soane
Title: Trustee

ENTITY:

NICHOLAS V. SOANE 2019 IRREVOCABLE TRUST DATED JUNE 7, 2019

By:	/s/ Zoya Soane
Name: Zoya Soane
Title: Trustee

[Signature Page to Registration Rights and Lock-Up Agreement]

ENTITY:

CHERINGTON HOLDINGS LLC

By:	/s/ Charles Cherington
Name: Charles Cherington
Title: Authorized Signer

INDIVIDUAL:

/s/ Charles Cherington
Name: Charles Cherington

ENTITY:

ASHLEY S. PETTUS 2012 IRREVOCABLE TRUST FBO BENJAMIN P. CHERINGTON

By:	/s/ Charles Cherington
Name: Charles Cherington
Title: Trustee

ENTITY:

ASHLEY S. PETTUS 2012 IRREVOCABLE TRUST FBO HENRY P. CHERINGTON

By:	/s/ Charles Cherington
Name: Charles Cherington
Title: Trustee

ENTITY:

ASHLEY S. PETTUS 2012 IRREVOCABLE TRUST FBO CYRUS P. CHERINGTON

By:	/s/ Charles Cherington
Name: Charles Cherington
Title: Trustee

INDIVIDUAL:

/s/ James Sherblom
Name: James Sherblom

ENTITY:

THE YIANNIS MONOVOUKAS FAMILY 2011 IRREVOCABLE TRUST

By:	/s/ Michael F. O’Connell
Name: Michael F. O’Connell
Title: Trustee

[Signature Page to Registration Rights and Lock-Up Agreement]

INDIVIDUAL:

/s/ Yiannis Monovoukas
Name: Yiannis Monovoukas

INDIVIDUAL:

/s/ Shameek Konar
Name: Shameek Konar

ENTITY:

GABER INVESTMENT FUND LLC

By:	/s/ David Gaber
Name: David Gaber
Title: Member

ENTITY:

LIFESCIENCE NO. 3 - INVESTMENT LIMITED PARTNERSHIP

By:	/s/ Yasuyo Kayama
Name: Yasuyo Kayama
Title: President & CEO

ENTITY:

KBI BIOPHARMA, INC.

By:	/s/ Davinder Singh
Name: Davinder Singh
Title: VP-Financing

ENTITY:

IAF, LLC

By:	/s/ David W. Laughlin
Name: David W. Laughlin
Title: Manager

INDIVIDUAL:

/s/ John Sorvillo
Name: John Sorvillo

ENTITY:

CUSTARD & PITTS INVESTMENT CO, LP

By:	/s/ William A. Custard
Name: William A. Custard
Title: President

[Signature Page to Registration Rights and Lock-Up Agreement]

INDIVIDUAL:

/s/ William A. Custard
Name: William A. Custard

INDIVIDUAL:

/s/ W. Allen Custard III Name: W. Allen Custard III

ENTITY:

FREEBIRD PARTNERS, LP

By:	/s/ Curtis Huff
Name: Curtis Huff
Title: President

ENTITY:

ELF INVESTMENTS, LLC

By:	/s/ Ross Lienhart
Name: Ross Lienhart
Title: Managing Member

INDIVIDUAL:

/s/ Jeffrey Hackman
Name: Jeffrey Hackman

INDIVIDUAL:

/s/ Neal Muni
Name: Neal Muni

INDIVIDUAL:

/s/ Robert Mahoney
Name: Robert Mahoney

INDIVIDUAL:

/s/ Michael G. Campbell
Name: Michael G. Campbell

[Signature Page to Registration Rights and Lock-Up Agreement]

INDIVIDUAL:

/s/ Barbara Finck
Name: Barbara Finck

INDIVIDUAL:

/s/ Mary Szela
Name: Mary Szela

INDIVIDUAL:

/s/ Stuart Randle
Name: Stuart Randle

ENTITY:

STUART A. RANDLE TRUST OF 1998

By:	/s/ Stuart Randle
Name: Stuart Randle
Title: Trustee

INDIVIDUAL:

/s/ Kevin P. Kavanaugh
Name: Kevin P. Kavanaugh

INDIVIDUAL:

/s/ Virgil Bryan Lawlis
Name: Virgil Bryan Lawlis

INDIVIDUAL:

/s/ Edward Sullivan
Name: Edward Sullivan

INDIVIDUAL:

/s/ John Yee
Name: John Yee

INDIVIDUAL:

/s/ Roopom Banerjee
Name: Roopom Banerjee

INDIVIDUAL:

/s/ Kirsten Flowers
Name: Kirsten Flowers

[Signature Page to Registration Rights and Lock-Up Agreement]

INDIVIDUAL:

/s/ Andrew Jones
Name: Andrew Jones

INDIVIDUAL:

/s/ Alan Herman
Name: Alan Herman

INDIVIDUAL:

/s/ William A. Wexler
Name: William A. Wexler

INDIVIDUAL:

/s/ Martha Groves
Name: Martha Groves

INDIVIDUAL:

/s/ Karthik Narasimhan
Name: Karthik Narasimhan

ENTITY:

THE TROY AND ALLISON THACKER FAMILY TRUST

By:	/s/ Troy Thacker
Name: Troy Thacker
Title: Trustee

INDIVIDUAL:

/s/ Troy Thacker
Name: Troy Thacker

ENTITY:

RHG HOLDINGS, LLC

By:	/s/ Robert Graham
Name: Robert Graham
Title: Manager

INDIVIDUAL:

/s/ M. Sharon Webb
Name: M. Sharon Webb

[Signature Page to Registration Rights and Lock-Up Agreement]

INDIVIDUAL:

/s/ Craig Huff
Name: Craig Huff

ENTITY:

DEEC VENTURES LLC, a Nevada limited liability company

By:	/s/ Jared Weinstock
Name: Jared Weinstock
Title: Authorized Signatory

INDIVIDUAL:

/s/ Nadav Besner
Name: Nadav Besner

ENTITY:

MARLTON PARTNERS, L.P., a Delaware limited liability company

By:	/s/ James C. Elbaor
Name: James C. Elbaor
Title: Managing Member

INDIVIDUAL:

/s/ James D. Fielding
Name: James D. Fielding

INDIVIDUAL:

/s/ Glenn E. Gray
Name: Glenn E. Gray

INDIVIDUAL:

/s/ Stephen Older
Name: Stephen Older

INDIVIDUAL:

/s/ William A. Weber
Name: William A. Weber

INDIVIDUAL:

/s/ David Thompson
Name: David Thompson

[Signature Page to Registration Rights and Lock-Up Agreement]

INDIVIDUAL:

/s/ Daniel C. Schwartz
Name: Daniel C. Schwartz

ENTITY:

AIRCAPITAL AVIATION SERVICES, a Florida LLC

By:	/s/ Andrew V. La Stella
Name: Andrew V. La Stella
Title: Managing Partner

INDIVIDUAL:

/s/ Julio DePietro
Name: Julio DePietro

ENTITY:

ROYSTONE CAPITAL MASTER FUND LTD., a Cayman Islands Corporation

By:	/s/ Laura Roche
Name: Laura Roche
Title: COO/CFO Roystone Capital Management LP, its Investment Manager

INDIVIDUAL:

/s/ Peter F. Concilio
Name: Peter F. Concilio

INDIVIDUAL:

/s/ Douglas Anderson
Name: Douglas Anderson

INDIVIDUAL:

/s/ Amir Rozwadowski
Name: Amir Rozwadowski

INDIVIDUAL:

/s/ Philip Russo
Name: Philip Russo

[Signature Page to Registration Rights and Lock-Up Agreement]

ENTITY:

HAMMOCK PARK CAPITAL LLC, a Limited Liability Company

By:	/s/ David W. Neithardt
Name: David W. Neithardt
Title: Managing Member

ENTITY:

OTR FOUNDERS LLC, a Delaware Limited Liability Company

By:	/s/ Xavier Fernandez
Name: Xavier Fernandez
Title: Managing Member

ENTITY:

AERO INVESTMENT INC.,

By:	/s/ Mayur Gadhia
Name: Mayur Gadhia
Title: Director

ENTITY:

PURCHASE CAPITAL LLC, a Delaware Limited Liability Company

By:	/s/ Nicholas Singer
Name: Nicholas Singer
Title: Managing Member

[Signature Page to Registration Rights and Lock-Up Agreement]

SCHEDULE A

Sponsor Equityholders

None.

[Signature Page to Registration Rights and Lock-Up Agreement]

SCHEDULE B

All Comera Equityholders

[Signature Page to Registration Rights and Lock-Up Agreement]

SCHEDULE C

Eligible Comera Equityholders

Phoenix Venture Partners LP

The Soane Family Trust

James Sherblom

[Also to include (i) all Comera Equityholders that receive Company Common Stock in the Business Combination and are subject to the transfer restrictions in Rule 145 of the Securities Act because they were an Affiliate of Comera prior to the Closing and (ii) all Comera Equityholders that receive Company Common Stock in the Business Combination and are subject to Rule 144 of the Securities Act because they are Affiliates of the Company immediately following the Closing. “Affiliates” shall mean executive officers, directors and greater than 5% equityholders.]

[Signature Page to Registration Rights and Lock-Up Agreement]